SUPPLEMENT DATED SEPTEMBER 15, 2008 TO THE PROSPECTUS DATED MAY 28, 2008

                CLAYMORE SECURITIES DEFINED PORTFOLIO, SERIES 490

       PREFERRED SECURITIES AND INCOME PORTFOLIO, SERIES 13 (THE "TRUST")

                               FILE NO. 333-150155



Notwithstanding anything to the contrary in the Prospectus, as of September 15, 2008 the Trust Portfolio no longer includes the following securities:

Federal National Mortgage Association, 7.625% Non-Cumulative Preferred Stock, Series R

Freddie Mac, 8.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuate and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.